CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Alyssa D. Greenspan, the President of the Community Capital Trust (the “Trust”), with respect to the Trust’s Form N-CSRS for the period ended November 30, 2022, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: February 7, 2023

/s/ Alyssa D. Greenspan
Alyssa D. Greenspan
President and Principal Executive Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, James H. Malone, the Treasurer and Principal Financial Officer of the Community Capital Trust (the “Trust”), with respect to the Trust’s Form N-CSRS for the period ended November 30, 2022, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: February 7, 2023

/s/ James H. Malone
James H. Malone
Treasurer and Principal Financial Officer